QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        Array BioPharma Inc. ("Array") entered into an Underwriting Agreement on December 9, 2004 with UBS Securities LLC ("UBS"), Legg Mason Wood Walker, Incorporated, Thomas Weisel Partners LLC and Piper Jaffray & Co., as representatives of the Underwriters named in Schedule A thereto (the "Underwriting Agreement"), providing for the offer and sale by Array of 8,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), plus an option granted to UBS to purchase an additional 1,200,000 shares of common stock to cover over-allotments. The offering of the Common Stock was made pursuant to the shelf registration statement filed by Array on Form S-3 (Registration No. 333-114699) on April 22, 2004 and a registration statement filed by Array on Form S-3 pursuant to Rule 462(b) under the Securities Exchange Act of 1933, as amended, on December 9, 2004, including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated November 30, 2004 and Prospectus Supplement dated December 9, 2004, which Array filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report.

ITEM 8.01. OTHER EVENTS.

        The opinion of counsel regarding the validity of the Common Stock issued pursuant to the offering of shares of Common Stock described in Item 1.01 is filed as Exhibit 5.1 hereto, and a copy of the press release announcing such offering is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

1.1
Underwriting Agreement dated December 9, 2004 between Array BioPharma Inc. and UBS Securities LLC, Legg Mason Wood Walker, Incorporated, Thomas Weisel Partners LLC and Piper Jaffray & Co., as representatives of the Underwriters

5.1
Opinion of Hogan & Hartson L.L.P. regarding the validity of the shares of Common Stock issued in the offering

99.1
Press release of Array BioPharma Inc. dated December 9, 2004 announcing the public offering of 8,000,000 shares of its common stock under an existing shelf registration statement.

23.1
Consent of Hogan & Hartson L.L.P. (contained in Exhibit 5.1)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: December 9, 2004	By:	/s/ ROBERT E. CONWAY Robert E. Conway Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
1.1	Underwriting Agreement dated December 9, 2004 between Array BioPharma Inc. and UBS Securities LLC, Legg Mason Wood Walker, Incorporated, Thomas Weisel Partners LLC and Piper Jaffray & Co., as representatives of the Underwriters
5.1	Opinion of Hogan & Hartson L.L.P. regarding the validity of the shares of Common Stock issued in the offering
99.1	Press release of Array BioPharma Inc. dated December 9, 2004 announcing the public offering of 8,000,000 shares of its common stock under an existing shelf registration statement.
23.1	Consent of Hogan & Hartson L.L.P. (contained in Exhibit 5.1)

QuickLinks

  ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
  ITEM 8.01. OTHER EVENTS.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX